Exhibit 32.1

           CERTIFICATION PURSUANT TO 18 US.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Digital Learning Management (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /S/ AURANGZEB BHATTI
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         Aurangzeb Bhatti
         President (Principal Executive Officer)

         /S/ UMESH PATEL
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         /s/ Umesh Patel
         Chief Financial Officer (Principal Financial Officer)

May 17, 2004

      A signed original of this written statement required y Section 906 has been provided to Digital Learning Management Corporation and will be retained by Digital Learning Management Corporation and furnished to the Securities and Exchange Commission or its staff upon request.